Exhibit 10.13
Amendment No. 1 to Master Lease and Sublease Agreement
     This Amendment No. 1 to Master Lease and Sublease Agreement (this “Amendment”), effective as of December 30, 2005, is by and between Ark Land Company, a Delaware corporation (“Ark Land”), Ark Land LT, Inc., a Delaware corporation (together with Ark, the “Land Companies”), Thunder Basin Coal Company, L.L.C., a Delaware limited liability company (“TBCC”), and Triton Coal Company, LLC, a Delaware limited liability company (“Triton” and, together with TBCC, the “Operating Companies”).
Recitals
     A. The Land Companies and the Operating Companies are party to that certain Master Lease and Sublease Agreement, dated effective as of April 1, 2005 (the “Master Lease”).
     B. Pursuant to a School Creek Master Agreement, dated as of December 30, 2005, between West Roundup Resources, Inc., a Delaware corporation (“WRRI”), TBCC, Ark Land, Triton and Western Energy Resources, Inc., a Delaware corporation, WRRI and Ark Land agreed to exchange certain coal reserves specified therein.
     C. The Land Companies and the Operating Companies desire to amend the Master Lease to reflect the reserve exchange referenced above.
Agreements
     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:
     1. Schedule A and Exhibit A to the Master Lease are hereby deleted in their entirety and replaced with Schedule A and Exhibit A hereto, respectively.
     2. The parties hereby ratify, adopt and confirm the Master Lease as amended hereby and acknowledge that the Master Lease is valid and in full force and effect.
     3. Except as expressly provided herein, this Amendment shall not, nor shall it be construed to, amend, modify or waive any provision of the Master Lease.
     4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the date first set forth above.

Land Companies:	Ark Land Company

	By:	/s/ Douglas M. Downing

Douglas M. Downing
Vice President

Ark Land LT, Inc.

	By:	/s/ Douglas M. Downing

Douglas M. Downing
Vice President

Operating Companies:	Thunder Basin Coal Company, L.L.C

	By:	/s/ Kenneth Cochran

Kenneth Cochran
President and General Manager

Triton Coal Company, LLC

	By:	/s/ Paul A. Lang

Paul A. Lang
President

SCHEDULE A
TO
1ST AMENDMENT TO MASTER AGREEMENT
Coal Leases
Part 1: Thundercloud Reserves

	Property							Base
	Control							Lessor
Lease	No.	Date	Base Lessor	Original Lessee	Current Lessee	Lease Lands		Royalty

Federal Coal Lease	BT-120	1/1/99	United States	Ark Land Company	Ark Land	T43N, R70W, 6th PM		12.5%
WYW-136458			of America		Company	Section 4:	W/2 of Lots 8,
9, 16 and 17;
						Section 5:	Lots 5-20;
						Section 6:	Lots 8-23;
						Section 7:	Lots 5-7, N/2 of Lot 8, Lots 9-12, N/2 and SE/4 of Lot 13, NE/4 of Lot 19;
						Section 8:	Lots 1-16;
						Section 9:	W/2 of Lots 4, 5 and 12, Lots 13-14.

T43N, R71W, 6th PM

						Section 1:	Lots 5-15, N/2 of Lot 16, Lots 17-19, SE/4NE/4;
						Section 12:	Lots 1, NE/4 of Lot 2.

Part 1: Thundercloud Reserves

	Property						Base
	Control						Lessor
Lease	No.	Date	Base Lessor	Original Lessee	Current Lessee	Lease Lands	Royalty

Federal Coal Lease WYW-149156	BT-133		Jacobs Land & Livestock Company (Sublessor)		Ark Land Company (Sublessee)	T43N, R70W, 6th PM That part of the east half of lots 8, 9, 16 and 17 of Section 4, which is west of a line running north-south along Wyoming State Plane (East Zone, NAD 1927) coordinate E470, 536.83, with an area of 15.07 acres more or less, and;	12.5%

Federal Coal Lease WYW-148123	BT-133		Jacobs Ranch Coal Company (Sublessor)		Ark Land Company (Sublessee)	That part of the east half of lots 4, 5 & 12 of Section 9, which is west of a line running north-south along Wyoming State Plane (East Zone, NAD 1927) coordinate E470, 536. 83, with an area of 14.14 acres more or less.	12.5%

Part 2: Little Thunder Creek Reserves

	Property							Base
	Control							Lessor
Lease	No.	Date	Base Lessor	Original Lessee	Current Lessee	Lease Lands		Royalty

Federal Coal	BT-270	3/1/05	United States	Ark Land LT,	Ark Land LT,	T44N, R71W, 6 th PM		12.5%
Lease			of America	Inc.	Inc.	Section 35:	Lots 1-16
WYW-						T43N, R71W, 6th PM
150318						Section 1:	S/2 of Lot 16;
						Section 2:	Lots 5-20;
						Section 11:	Lots 1-16;
						Section 12:	W/2 and SE/4
of Lot 2, Lots 3-16;
						Section 13:	Lots 1-16;
						Section 14:	NW/4NW/4,
Lots 1-15;
						Section 24:	Lots 1-16;
						Section 25:	Lots 1-16.

Part 3: Triton Reserves

	Property							Base
	Control							Lessor
Lease	No.	Date	Base Lessor	Original Lessee	Current Lessee	Lease Lands		Royalty

Federal Coal	BT-248	12/1/66	United States of		Ark Land	T42N, R70W,6th PM		12.5%
Lease W-71692			America		Company	Section 2:	Lots 17, 18;
						Section 3:	Lots 17-20;
						Section 10:	Lots 1-4; 6-9;
						Section 11:	Lots 1-4, and 8;
						Section 14:	Lots 1,2,6,7,
and 8,

Federal Coal	BT-249	1/1/98	United States of	Triton Coal	Ark Land	T42N, R70W, 6th PM		12.5%
Lease WYW-127221			America	Company, LLC	Company	Section 4:	Lots 5-16, 19 and 20;
						Section 5:	Lots 5-16.
						Section 32:	Lots 9-16;
						Section 33:	Lots 11-14

Fee Coal Leases	BT-250-1,	Counterpart	William E. Reno et	Peabody Coal	Ark Land	T42N, R70W, 6thPM
	2,3,4	Leases	ux; Dorothy M.	Company	Company	Section 11:	W/2NE/4.
		(William -	Reno, Burton K.
		12/20/79)	Reno, Jr. et ux, and
(Dorthy, Burton and Nancy 12/27/79)

SCHEDULE B
TO
1ST AMENDMENT TO MASTER AGREEMENT
Surface Lands

Owner	Property Control No.	Lands

Ark Land	BT-160	T43N, R71W, 6th PM
Company		Section 2:	E/2, LESS and EXCEPTING THEREFROM the railroad right of
way (See Deed recorded in Book 370/Page 381, Campbell
County, Wyoming):
		Section 14:	W/2, LESS and EXCEPTING THEREFROM the railroad right of way (See Deed recorded in Book 435/Page 434, Campbell County, Wyoming);
		Section 15:	E/2.

T44N, R71W, 6th PM
		Section 25:	SW/4.
		Section 35:	All, LESS and EXCEPTING THEREFROM the railroad
right of way (See Deed recorded in Book 370/Page 381,
Campbell County, Wyoming).

Ark Land	BT-187	T43N, R71W, 6th PM
Company		Section 11:	Lots 1, 2, 7, 8, 9, 10, 15 & 16 (fka E/2).

Ark Land	BT-143	T43N, R71W, 6th PM
Company		Section 1:	Lots 5, 6, 7, 8, 9, 10, 11, SE/4NE/4, Lots 14, 15, 16,
17 (fka N/2, SW/4), LESS and EXCEPTING THEREFROM the
railroad right of way (See Deed recorded in Book
366/Page 299, Campbell County, Wyoming);
		Section 12:	Lots 3, 4, 5, 6 (fka NW/4), LESS and EXCEPTING THEREFROM the railroad right of way (See Deed recorded in Book 370/Page 396, Campbell County, Wyoming).

Ark Land	BT-271	T43N, R71W, 6th PM
Company		Section 3:	ALL;

		Section 10:	W/2;

Ark Land	BT-271	T44N, R71W, 6th PM
Company		Section 34:	Lot 9, 10, 15 and 16 (fka SE/4)
B-1

SCHEDULE C
TO
1ST AMENDMENT TO MASTER AGREEMENT
Prior Lease Agreements

Property
Agreement	Control No.	Date	Lessor	Lessee	Lands
Amended and Restated	BT-121-1	1/18/02	Arch Western	Thunder Basin Coal	T44N, R71W, 6th PM
Lease and Sublease			Resources, LLC	Company, L.L.C.	Section 36: All.
(State Lease)

Amended and Restated Lease and Sublease	BT-121	1/18/02	Ark Land Company	Thunder Basin Coal Company, L.L.C.	WYW-136458
(Federal Leases)
T43N, R70W, 6th PM
					Section 4:	W/2 of Lots 8, 9, 16 and 17;
					Section 5:	Lots 5-20;
					Section 6:	Lots 8-23;
					Section 7:	Lots 5-7, N/2 of Lot 8, Lots 9-12, N/2 and SE/4 of Lot 13, NE/4 of Lot 19;
					Section 8:	Lots 1-16;
					Section 9:	W/2 of Lots 4, 5 and 12, Lots 13-14.

T43N, R71W, 6th PM
					Section 1:	Lots 5-15, N/2 of Lot 16, Lots 17-19, SE/4NE/4;
					Section 12:	Lots 1, NE/4 of Lot 2.

WYW-148123

T43N, R70W, 6th PM
That part of the east half of lots
C-1

Property
Agreement	Control No.	Date	Lessor	Lessee	Lands
8, 9, 16 and 17 of Section 4, which is west of a line running north-south along Wyoming State Plane (East Zone, NAD 1927) coordinate E470, 536.83, with an area of 15.07 acres more or less, and;

That part of the east half of lots 4, 5 & 12 of Section 9, which is west of a line running north- south along Wyoming State Plane (East Zone, NAD 1927) coordinate E470, 536.83, with an area of 14.14 acres more or less.

Sublease	BT-268	8/20/03, as amended	Ark Land Company	Thunder Basin Coal Company, L.L.C. and Triton Coal Company, LLC	W-71692
T42N, R70W, 6th PM
					Section 2:	Lots 17, 18;
					Section 3:	Lots 17-20;
					Section 9:	Lots 9, 10, 15, 16;
					Section 10:	Lots 1-16;
					Section 11:	Lots 1-4, 8, 9, SW/4 of Lot 10;
					Section 14:	Lots 1-8;
					Section 15:	Lots 1-8.

WYW-127221

T42N, R70W, 6th PM
					Section4:	Lots 5-16, 19 and 20;
					Section 5:	Lots 5-16.

T43N, R70W, 6th PM
					Section 32:	Lots 9-16;
					Section 33:	Lots 11-14.

Reno

T42N, R70W, 6th PM
					Section 11:	W/2NE/4
C-2